SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): NOVEMBER 17, 2000


                          E-XACT TRANSACTIONS, LTD.
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   333-89561              98-0212722
  (State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)


                              12687 W. CEDAR DRIVE
                               LAKEWOOD, CO 80228
              (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (720) 962-0924


                 Former Address:  143 UNION BLVD., SUITE 850
                                  P.O. BOX 38, LAKEWOOD, CO 80228


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ITEM 5.     OTHER EVENTS

      See press release dated November 17, 2000, attached hereto as Exhibit
99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       E-XACT TRANSACTIONS, LTD.
                                          (Registrant)


Date: December 01, 2000                By:  /S/ PETER FAHLMAN
                                          ------------------------------------
                                          Peter Fahlman
                                          President and Chief Executive
                                          Officer


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                                  EXHIBIT INDEX

99.1       Press Release dated November 17, 2000.


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